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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                      North Country Financial Corporation
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     paid previously. Identify the previous filing by registration statement
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SEC 1913 (02-02)


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                       NORTH COUNTRY FINANCIAL CORPORATION
                         SUPPLEMENT DATED APRIL 27, 2004
                     TO PROXY STATEMENT DATED APRIL 21, 2004




The following replaces the Summary Compensation Table on page 6 of our Proxy Statement previously circulated in connection with the May 18, 2004 annual meeting of shareholders. The Proxy Statement showed duplicate and erroneous 2003 compensation disclosure for John D. Lindroth.

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation received by the named executive officers for the three years ended December 31, 2003:

                                                          Annual                                  Long-Term
                                                       Compensation                             Compensation
                                                       ------------                             ------------
            Name and                                                            Other         Number of Options        All Other
       Principal Position            Year        Salary        Bonus (1)      Annual (2)           Granted          Compensation (3)
       ------------------            ----        ------        ---------      ----------      -----------------     ----------------

C. James Bess ....................   2003      $152,163        $ 10,000        $  5,000                 0               $ 21,104
   President and CEO of the
   Corporation and the Bank

John D. Lindroth .................   2003      $      0        $      0        $ 13,200                 0               $      0
   Interim CEO and Director
   of the Corporation and the
   Bank (4)

Sherry Littlejohn ................   2003      $116,357        $      0        $  5,200                 0               $    452
   President and CEO of the          2002      $250,000        $      0        $  7,200                 0               $  6,000
   Corporation and the Bank (5)      2001      $250,000        $      0        $  8,700            50,000               $ 10,500

(1)  Represents one-time signing bonus for Mr. Bess.

(2) Represents director fees paid. Perquisites and other personal benefits (valued on the basis of incremental cost to the Corporation) did not exceed the lesser of $50,000 or 10% of the salary and bonus for any of the named executive officers for any year.

(3) The amounts shown include the taxable amount of group life insurance cost paid by the Corporation for Mr. Bess $4,713 and Ms. Littlejohn $452. Other compensation for Mr. Bess includes the amounts paid by the Corporation for housing and the taxable portion of the benefit of a corporate owned auto provided for Mr. Bess' use.

(4) Mr. Lindroth served as Interim CEO for the period of May 27, 2003 through August 1, 2003 at which time Mr. Bess assumed the CEO position. The fees shown in the table, $13,200 represents director fees paid to Mr. Lindroth for the entire 2003 year. Mr. Lindroth received no compensation from the Corporation or the Bank for serving as "interim" CEO.

(5) Ms. Littlejohn resigned from her positions with the Corporation and the Bank on May 21, 2003.